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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 4, 2000

                        Service Corporation International
             (Exact Name of Registrant as Specified in Its Charter)

            Texas                       1-6402-1                 74-1488375
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

           1929 Allen Parkway
             Houston, Texas                                         77019
         (Address of Principal                                    (Zip Code)
           Executive Offices)


       Registrant's telephone number, including area code: (713) 522-5141



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Item 5.  Other Events

         On December 4, 2000, Service Corporation International (the "Company") announced the completion of an amendment to its bank credit facility agreements, as more fully described in the press release filed as exhibit 99.1 to this Current Report on Form 8-K which exhibit is hereby incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

               99.1 Press release dated December 4, 2000 issued by the Company regarding the completion of an amendment to its bank credit facility agreements.

               99.2 Agreement and Fourth Amendment to Competitive Advance and Revolving Credit Facility Agreement (Facility A), dated November 14, 2000, among the Company, The Chase Manhattan Bank ("Chase") as administrative agent and the banks and other financial institutions named therein.

               99.3 Agreement and Second Amendment to Competitive Advance and Revolving Credit Facility Agreement (Facility B), dated November 14, 2000, among the Company, subsidiaries of the Company named therein, Chase as administrative agent and the banks and other financial institutions named therein.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SERVICE CORPORATION INTERNATIONAL

   Date: December 4, 2000                  By: /s/ James M. Shelger
                                              ---------------------------------
                                                   James M. Shelger
                                                   Senior Vice President,
                                                   General Counsel and Secretary


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                                 EXHIBIT INDEX


          Exhibit
          Number                    Description of Exhibit
          ------                    ----------------------
            99.1      Press release dated December 4, 2000 issued by the Company regarding the completion of an amendment to its bank
                      credit facility agreements.

            99.2      Agreement and Fourth Amendment to Competitive Advance and
                      Revolving Credit Facility Agreement (Facility A), dated
                      November 14, 2000, among the Company, The Chase Manhattan
                      Bank ("Chase") as administrative agent and the banks and other financial institutions named therein.

            99.3      Agreement and Second Amendment to Competitive Advance and
                      Revolving Credit Facility Agreement (Facility B), dated
                      November 14, 2000, among the Company, subsidiaries of the Company named therein, Chase as administrative agent and the banks and other financial institutions named therein.
